SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2003

WMS INDUSTRIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of	1-8300	36-2814522
Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

Item 5. Other Events and Regulation FD Disclosure.

     On July 3, 2003, WMS Industries Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibits	Description

99.1	Press Release of WMS Industries Inc. dated July 3, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC.

July 3, 2003	By:	/s/ Scott D. Schweinfurth Scott D. Schweinfurth Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibits	Description

99.1	Press Release of WMS Industries Inc. dated July 3, 2003

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